EXHIBIT 10.2
FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of April 4, 2017 (this “Amendment”), to the Amended and Restated Credit Agreement, dated as of September 30, 2016 (as previously amended, restated, amended and restated, or otherwise modified, the “Credit Agreement”), and entered into by, among others, SemGroup Corporation, as the Borrower (the “Borrower”), the lenders party thereto (the “Lenders”) and Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent for the Lenders. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
W I T N E S S E T H:
WHEREAS, the Borrower desires to amend certain provisions of the Credit Agreement as specified below (the “Specified Amendments”);
WHEREAS, the Loan Parties have requested that the Lenders agree to amend certain provisions of the Credit Agreement in order to permit each of the Specified Amendments; and
WHEREAS, subject to certain conditions, the Lenders are willing to agree to such amendments.
NOW, THEREFORE, in consideration of the promises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.Amendments to the Credit Agreement

(a)Section 1.01 of the Credit Agreement is hereby amended by amending and restating the pricing grid in the definition of “Applicable Margin” as follows:

Leverage Ratio:	ABR Loans	Eurodollar Loans
Category 1: Greater than 4.50 to 1.00	1.75%	2.75%
Category 2: Less than or equal to 4.50 to 1.00 but greater than 4.00 to 1.00	1.50%	2.50%
Category 3: Less than or equal to 4.00 to 1.00 but greater than 3.50 to 1.00	1.25%	2.25%
Category 4: Less than or equal to 3.50 to 1.00 but greater than 3.00 to 1.00	1.00%	2.00%
Category 5: Less than or equal to 3.00 to 1.00	0.75%	1.75%

Section 2.Conditions Precedent to the Effectiveness of this Amendment

This Amendment shall become effective as of the date on which each of the following conditions precedent shall have been satisfied (the date of satisfaction of such conditions being referred to herein as the “First Amendment Effective Date”):

(a)the Administrative Agent shall have received this Amendment, duly executed by each of the Borrower, the Guarantors and the Lenders;

(b)the representations and warranties set forth in Article III of the Credit Agreement shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the First Amendment Effective Date, to the same extent as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);

(c)as of the First Amendment Effective Date, no Event of Default or Default shall have occurred and be continuing;

(d)    the Borrower shall have paid all fees and expenses payable to the Lenders and the Administrative Agent hereunder or under any other Loan Document; and

(e)    the Borrower shall have obtained all material consents necessary or advisable in connection with the transactions contemplated by this Amendment.

Section 3.Acknowledgment and Consent.

(a)    Each Guarantor acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.
(b)    Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.
Section 4.Reference to and Effect on the Loan Documents

(a)This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof. The Borrower agrees to pay any applicable costs and expenses incurred in connection with this Amendment in accordance with the terms set forth in the Credit Agreement, including Section 9.05 thereof.

(b)Except as specifically amended above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c)The execution, delivery, effectiveness and performance of this Amendment shall not operate as a waiver of any right, power or remedy of the Lenders, the Borrower or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any other provision of any of the Loan Documents or for any purpose.

(d)Each of the Loan Documents, including the Credit Agreement, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement, whether direct or indirect, shall mean a reference to the Credit Agreement as amended hereby.

Section 5.Execution in Counterparts

This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.
Section 6.Governing Law

THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF, THE STATE OF NEW YORK.
Section 7.Headings

Section and Subsection headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.
Section 8.Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement.
Section 9.Severability

The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.
Section 10.Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.
Section 11.Waiver of Jury Trial

EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT. EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.

Section 12.Jurisdiction

Each of the parties to this Amendment hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment or the transactions contemplated hereby, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court.

[SIGNATURE PAGES FOLLOW]

[First Amendment Signature Page]

[First Amendment Signature Page]
In Witness Whereof, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.
            SEMGROUP CORPORATION

By:     /s/ Robert N. Fitzgerald
Name:     Robert N. Fitzgerald
Title:     Senior Vice President and Chief Financial
Officer

Subsidiary Guarantors

SemGas, L.P.
SemMaterials, L.P.

By: SemOperating G.P., L.L.C., each such Guarantor's general partner

By:     /s/ Robert N. Fitzgerald
Name:     Robert N. Fitzgerald

Title:	Senior Vice President and Chief Financial Officer

SEMOPERATING G.P., L.L.C.
SEMDEVELOPMENT, L.L.C.
SEMCRUDE PIPELINE, L.L.C.
ROSE ROCK MIDSTREAM OPERATING, LLC

ROSE ROCK FINANCE CORPORATION
ROSE ROCK MIDSTREAM ENERGY GP, LLC
ROSE ROCK MIDSTREAM FIELD SERVICES, LLC

By:     /s/ Robert N. Fitzgerald
Name:     Robert N. Fitzgerald
Title:     Senior Vice President and Chief Financial
Officer

ROSE ROCK MIDSTREAM CRUDE, L.P.

By: ROSE ROCK MIDSTREAM ENERGY GP, LLC, as general partner

By:     /s/ Robert N. Fitzgerald
Name:     Robert N. Fitzgerald

Title:	Senior Vice President and Chief Financial Officer

SEMGROUP EUROPE HOLDING, L.L.C.
SEMMEXICO, L.L.C.
MID-AMERICA MIDSTREAM GAS SERVICES, L.L.C.

By:     /s/ Robert N. Fitzgerald
Name:     Robert N. Fitzgerald
Title:     Senior Vice President and Chief Financial
Officer

WATTENBERG HOLDING, LLC
GLASS MOUNTAIN HOLDING, LLC

By: ROSE ROCK MIDSTREAM OPERATING, LLC, each Guarantor's sole member and manager

By:     /s/ Robert N. Fitzgerald
Name:     Robert N. Fitzgerald

Title:	Senior Vice President and Chief Financial Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:      /s/ Andrew Ostrov
Name: Andrew Ostrov
Title:      Director

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:      /s/ Andrew Ostrov
Name: Andrew Ostrov
Title:      Director

Citibank, N.A.,
as a Lender and Issuing Bank

By:      /s/ Michael Zeller
Name: Michael Zeller
Title:     Vice President

Deutsche Bank AG - New York Branch,
as a Lender

By:      /s/ Chris Chapman
Name:    Chris Chapman
Title:     Director

By:      /s/ Shai Bandner
Name: Shai Bandner
Title:     Director

The Bank of Nova Scotia,
as a Lender

By:     /s/ Mark Sparrow
Name:     Mark Sparrow
Title:     Director

ROYAL BANK OF CANADA,
as a Lender

By:      /s/ Jason S. York
Name:     Jason S. York
Title:      Authorized Signatory

COMMERCE BANK,
as a Lender

By:     /s/ David D. Scherer
Name:     David D. Scherer
Title:     Vice President

Z.B., N.A. dba Amegy Bank,
as a Lender

By:      /s/ Larry L. Sears
Name:     Larry L. Sears

Title:	Senior Vice President - Amegy Bank

Division

MORGAN STANLEY SENIOR FUNDING,
INC.,
as a Lender

By:     /s/ Patrick Layton
Name:     Patrick Layton
Title:     Vice President

MORGAN STANLEY, N.A.,
as a Lender

By:     /s/ Patrick Layton
Name:     Patrick Layton
Title:     Authorized Signatory

Cadence Bank, N.A.,
as a Lender

By:      /s/ William W. Brown
Name:     William W. Brown
Title:      Executive Vice President

REGIONS BANK,
as a Lender

By:     /s/ David Valentine
Name:     David Valentine
Title:     Managing Director

BOKF, NA dba Bank of Oklahoma,
as a Lender

By:     /s/ Matt Chase
Name:     Matt Chase
Title:     Senior Vice President

Compass Bank,
as a Lender

By:     /s/ Mark H. Wolf
Name:     Mark H. Wolf
Title:     Senior Vice President

BNP PARIBAS,
as a Lender

By:     /s/ Joseph Pedroncelli II
Name:     Joseph Pedroncelli II
Title:     Vice President

By:     /s/ Matt Worstell
Name:     Matt Worstell
Title:     Director

BMO Harris Financing, Inc.,
as a Lender

By:     /s/ Kevin Utsey
Name:     Kevin Utsey
Title:     Director

SunTrust Bank,
as a Lender

By:     /s/ Chulley Bogle
Name:     Chulley Bogle
Title:     Vice President

J.P. Morgan Chase Bank, N.A.,
as a Lender

By:     /s/ Douglas Gale
Name:     Douglas Gale
Title:     Executive Director

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:     /s/ Nupur Kumar
Name:     Nupur Kumar
Title:     Authorized Signatory

By:     /s/ Lea Baerlocher
Name:     Lea Baerlocher
Title:     Authorized Signatory

Barclays Bank PLC,
as a Lender

By:     /s/ Christopher Aitkin
Name:     Christopher Aitkin
Title:     Assistant Vice President

ABN AMRO CAPITAL USA LLC,
as a Lender

By:     /s/ Darrell W. Holley
Name:     Darrell W. Holley
Title:     _________________

By:     /s/ Kaylan Hopson
Name:     Kaylan Hopson
Title:     Vice President

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:      /s/ Kristin N. Oswald
Name:     Kristin N. Oswald
Title:     Vice President

The Toronto-Dominion Bank, New York Branch,
as a Lender

By:     /s/ Lexanne Cooper
Name:     Lexanne Cooper
Title:     Authorized Signatory